UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

HERITAGE-CRYSTAL CLEAN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Project Tiger Employee Letter

Subject: CEO’s Update – July 19, 2023

Heritage-Crystal Clean team,

Today marks an exciting new chapter for Heritage-Crystal Clean, and I am thrilled to be sharing this important news with you all. Moments ago, we announced that Crystal Clean has agreed to be acquired by an investment affiliate of J.F. Lehman & Company (JFLCO), a leading private equity investment firm focused on the aerosp ace, defense, maritime and environmental sectors for $1.2 billion, returning us to our roots as a private company.

Over the last 20 years, Crystal Clean has grown from a small business to the partner of choice for blue-chip companies across the country – and we’ve maintained our culture of unity and operational excellence at every stage of this journey. We have executed on our mission, developed an impressive legacy and experienced many exceptional wins. I am confident that when we look back at Crystal Clean 20 years from now, we will count today as one of them.

This transaction with JFLCO is a major step forward that will enhance our ability to deliver the essential, environmentally-focused solutions our customers expect from us. JFLCO is a deeply knowledgeable partner that appreciates our vision, unique strengths and employee-centric culture. JFLCO has a strong track record of successfully investing in the environmental sector, with over 30 acquisitions completed since 2012 including companies such as Waste Control Specialists, NRC, Entact, NorthStar, Lone Star Disposal, Sprint Energy Services and more. As a private company with their support, we will have the flexibility to further build on our momentum together. Learn more about JFLCO at jflpartners.com.

The Path Ahead

Importantly, today is just day one of a much longer process as we work to close the transaction and ensure this is a seamless transition for all of our stakeholders. The transaction with JFLCO is expected to be completed in the fourth quarter of 2023, and we will communicate with you along the way as there are further developments and milestones we can share.

Until then, Crystal Clean will continue to operate as an independent and publicly traded company. In short, it remains business as usual for all of us. I’m counting on each of you to stay focused on our day-to-day responsibilities. After all, the level of focus and dedication we all bring to work daily is what’s made us the leader we are today.

Tomorrow morning, we’ll be hosting an All Hands communication to provide more detail about this exciting next chapter. Until then, I encourage you to refer to this FAQ that should answer many of your most pressing questions, and to reach out to your manager for anything else.

Lastly, this news might lead to increased attention on Crystal Clean, and it’s important that we speak with one unified voice. Consistent with our policy, please do not engage with any outside parties, including media, and instead forward all inquiries to Mark.

Thank You to the Best Team in the Business

Please know that, as always, we have your back, we care about you, and we want you to understand our sense of direction. As I’ve said before, we can’t be the company we want to be if we are not unified – and our commitment to this is as strong as ever.

You are the heart of this company and the key to our success, and I am grateful to work alongside this team every single day. Thank you for your contributions and dedication to Crystal Clean. Here’s to what’s ahead!

Brian J. Recatto
President & CEO
Heritage-Crystal Clean, LLC 2000 Center Dr., Suite East C300 Hoffman Estates IL 60192
E-mail:	Brian.Recatto@Crystal-Clean.com
Office:	(847) 783-5101
Cell:	(224) 239-9929

Participants in the Solicitation

Crystal Clean and JFLCO and their respective directors, executive officers and other members of management and employees, under Securities and Exchange Commission (“SEC”) rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Crystal Clean in favor of the proposed transaction. Information about Crystal Clean’s directors and executive officers is set forth in Crystal Clean’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on May, 1, 2023. To the extent holdings of Crystal Clean’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of Crystal Clean’s participants in the solicitation, which may, in some cases, be different than those of Crystal Clean ’s stockholders generally, will be set forth in Crystal Clean’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Crystal Clean. by JFLCO. In connection with the proposed transaction, Crystal Clean intends to file relevant materials with the SEC, including Crystal Clean’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF CRYSTAL CLEAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CRYSTAL CLEAN’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE OR WILL BE ABLE TO OBTAIN THE DOCUMENTS (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Crystal Clean by directing a request to Mark DeVita, EVP & CFO, at mark.devita@crystal-clean.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the completion of the proposed merger and the expected timing of the completion of the proposed merger, the management of the Company upon completion of the proposed merger and the Company’s plans upon completion of the proposed merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. There can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the Company’s ability to retain and hire key personnel in light of the proposed merger; certain restrictions during the pendency of the proposed merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the ability of the buyer to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; potential litigation relating to the proposed merger that could be instituted the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; and the risk that the proposed merger will not be consummated in a timely manner, if at all. The Company refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this communication are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this communication. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.